Prudential Investment Portfolios 4
PGIM Muni High Income Fund
Prudential Investment Portfolios 6
PGIM California Muni Income Fund
Prudential Investment Portfolios 12
PGIM Short Duration Muni Fund
Prudential National Muni Fund, Inc.
PGIM National Muni Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated April 14, 2021
to each Fund’s Currently Effective Summary Prospectus, Prospectus and
Statement of Additional Information (SAI)

You should read this Supplement in conjunction with each Fund’s Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

Susan M. Courtney, a portfolio manager of each Fund, has announced her intention to retire, effective on or about December 2021. Until her retirement, Ms. Courtney will continue to serve on each Fund’s respective portfolio management team.

LR1355